UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2004

Sovran Self Storage, Inc.

____________________________________________________________________________
Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-13820 (Commission File Number)	16-1194043 (IRS Employer Identification No.)

6467 Main Street Buffalo, N.Y. (Address of Principal Executive Offices)	14221 (Zip Code)

Registrant's telephone number, including area code (716) 633-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events.

          On March 18, 2004, the Board of Directors of Sovran Self Storage, Inc. approved certain amendments to its bylaws. Such bylaws, as amended, are attached hereto as Exhibit 3.2.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 3.2	Bylaws

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2004	SOVRAN SELF STORAGE, INC. (Registrant) By: /s/ David L. Rogers David L. Rogers, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 3.2	Bylaws

Exhibit 3.2

(As Amended March 18, 2004)

BYLAWS

OF

SOVRAN SELF STORAGE, INC.

ARTICLE I

MEETINGS OF STOCKHOLDERS

          1.01   PLACE. All meetings of the holders (the "Stockholders") of the issued and outstanding common stock and preferred stock of Sovran Self Storage, Inc. (the "Corporation") shall be held at the principal executive office of the Corporation or such other place within the United States as shall be stated in the notice of the meeting.

          1.02   ORGANIZATIONAL MEETING; ANNUAL MEETING. An annual meeting of the Stockholders for the election of directors of the Corporation ("Directors") and the transaction of such other business as properly may be brought before the meeting shall be held on the second Wednesday in May of each year or at such other date and time as may be fixed by the Board of Directors. If the date fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If no annual meeting is held on the date designated, a special meeting in lieu thereof may be held, and such special meeting shall have, for purposes of these Bylaws or otherwise, all the force and effect of an annual meeting. Any and all references hereafter in these Bylaws to an annual meeting or to annual meetings shall be deemed to refer also to any special meeting(s) in lieu thereof. Failure to hold an annual meeting shall not invalidate the Corporation's existence or effect any otherwise valid acts of the Corporation.

          1.03   MATTERS TO BE CONSIDERED AT ANNUAL MEETING.

           (a)   At an annual meeting of Stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting (i) by, or at the direction of, a majority of the Board of Directors, or (ii) by any holder of record (both as of the time notice of such proposal is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation's capital stock entitled to vote at such annual meeting who complies with the procedures set forth in this Section 1.03. For a proposal to be properly brought before an annual meeting by a Stockholder, other than a stockholder proposal included in the Corporation's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and such Stockholder or his representative must be present in person at the annual meeting. For the first annual meeting following the initial public offering of common stock of the Corporation, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive office of the Corporation not later than the close of business on the twentieth (20th) calendar day (or if that day is not a business day for the Corporation, on the next business day) following the date on which notice of the date of the first annual meeting is mailed or otherwise transmitted to Stockholders. For all subsequent annual meetings, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the Corporation (A) not less than seventy-five (75) days nor more than one hundred eighty (180) days prior to the anniversary date of the immediately preceding annual meeting of Stockholders or special meeting in lieu thereof (the "Anniversary Date") or (B) in the event that the annual meeting of Stockholders is called for a date more than seven (7) calendar days prior to the Anniversary Date, not later than the close of business on (1) the twentieth (20th) calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of (x) the date on which notice of the date of such meeting was mailed to Stockholders, or (y) the date on which the date of such meeting was publicly disclosed, or (2) if such date of notice or public disclosure occurs more than seventy-five (75) calendar days prior to the scheduled date of such meeting, then the after of (x) the twentieth (20th) calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (y) the seventy-fifth (75th) calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day).

           (b)   A Stockholder's notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's stock transfer books, of the Stockholder proposing such business and of the beneficial owners (if any) of the stock registered in such Stockholder's name and the name and address of other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder's notice, (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by the Stockholder and such beneficial owners (if any) on the date of such Stockholder's notice and by any other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder's notice, and (iv) any financial interest of the Stockholder or of any such beneficial owner in such proposal.

           (c)   If the Board of Directors, or a designated committee thereof, determines that any Stockholder proposal was not timely made in accordance with the terms of this Section 1.03, such proposal shall not be presented for action at the annual meeting in question. If the Board of Directors, or a designated committee thereof, determines that the information provided in a Stockholder's notice does not satisfy the informational requirements of this Section in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five (5) days from the date such deficiency notice is given to the Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 1.03 in any material respect, then such proposal shall not be presented for action at the annual meeting in question.

           (d)   Notwithstanding the procedure set forth in the preceding paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any Stockholder proposal as set forth above, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the Stockholder proposal was made in accordance with the terms of this Section 1.03. If the presiding officer determines that a Stockholder proposal was made in accordance with the terms of this Section 1.03, the presiding officer shall so declare at the annual meeting. If the presiding officer determines that a Stockholder proposal was not made in accordance with the provisions of this Section 1.03, the presiding officer shall so declare at the annual meeting and such proposal shall not be acted upon at the annual meeting.

           (e)   This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, Directors and committees of the Board of Directors, but in connection with such reports, no new business shall be acted upon at such annual meeting except in accordance with the provisions of this Section 1.03.

          1.04   SPECIAL MEETINGS. The Chairman of the Board of Directors (the "Chairman of the Board"), the President or a majority of the Board of Directors may call special meetings of the Stockholders. In addition, the Secretary of the Corporation shall call a special meeting of the Stockholders on the written request of Stockholders entitled to cast at least twenty-five (25) percent of all the votes entitled to be cast at the meeting. Notwithstanding the preceding sentence, unless requested by Stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the Stockholders held during the preceding twelve (12) months.

          1.05   NOTICE. Not fewer than ten (10) nor more than ninety (90) days before the date of every meeting of Stockholders, written or printed notice of such meeting shall be given, in accordance with Article 8, to each Stockholder entitled to vote or entitled to notice by statute, stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose or purposes for which the meeting is called.

          1.06   SCOPE OF NOTICE. No business shall be transacted at a special meeting of Stockholders except that specifically designated in the notice of the meeting. Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except such business as is required by statute to be stated in such notice.

          1.07   QUORUM. At any meeting of Stockholders, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes shall constitute a quorum; but this Section 1.07 shall not affect any requirement under any statute or the Articles of Incorporation of the Corporation, as amended from time to time (the "Charter"), for the vote necessary for the adoption of any measure. If, however, a quorum is not present at any meeting of Stockholders, the Stockholders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum is present and the meeting so adjourned may be reconvened without further notice if such adjourned meeting is held on a date not more than 120 days after the original record date. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally notified. The Stockholders present at a meeting which has been duly called and convened and at which a quorum is present at the time counted may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

          1.08   VOTING. A majority of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the votes cast is specifically required by statute, the Charter or these Bylaws. Unless otherwise provided by statute, the Charter or these Bylaws, each outstanding share (a "Share") of capital stock of the Corporation (the "Stock"), regardless of class, shall be entitled to one vote upon each matter submitted to a vote at a meeting of Stockholders. Shares of its own Stock directly or indirectly owned by the Corporation shall not be voted in any meeting and shall not be counted in determining the total number of outstanding Shares entitled to vote at any given time, but Shares of its own voting Stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding Shares at any given time. Notwithstanding anything else contained in these Bylaws, the rights of Shares-In-Trust (as defined in the Charter) and the holders of Shares-In-Trust shall be limited to the rights provided in the Charter.

          1.09   PROXIES. A Stockholder may vote the Shares owned of record by him or her, either in person or by proxy executed in writing by the Stockholder or by his or her duly authorized attorney in fact. Any manner of authorization for a person to act as proxy for a Stockholder that is permitted by the Maryland General Corporation Law shall be deemed to be a proxy executed in writing for purposes of the immediately preceding sentence. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

          1.10   CONDUCT OF MEETINGS. The Chairman of the Board or, in the absence of the Chairman, the President or any Vice President, or, in the absence of the Chairman, President or any Vice Presidents, a presiding officer elected at the meeting, shall preside over meetings of the Stockholders. Without limiting the generality of the foregoing, the presiding officer of the meeting shall determine the order of business and shall not be bound by Robert's Rules of Order or other rules of conduct. The Secretary of the Corporation, or, in the absence of the Secretary and Assistant Secretaries, the person appointed by the presiding officer of the meeting shall act as secretary of such meeting.

          1.11   TABULATION OF VOTES. At any annual or special meeting of Stockholders, the presiding officer shall be authorized to appoint one or more persons as tellers for such meeting (the "Teller" or "Tellers"). The Teller may, but need not, be an officer or employee of the Corporation. The Teller shall be responsible for tabulating or causing to be tabulated shares voted at the meeting and reviewing or causing to be reviewed all proxies. In tabulating votes, the Teller shall be entitled to rely in whole or in part on tabulations and analyses made by personnel of the Corporation, its counsel, its transfer agent, its registrar or such other organizations that are customarily employed to provide such services. The Teller may be authorized by the presiding officer to determine on a preliminary basis the legality and sufficiency of all votes cast and proxies delivered under the Corporation's Charter, Bylaws and applicable law. The presiding officer may review all preliminary determinations made by the Teller hereunder, and in doing so, the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any preliminary determinations made by the Teller. Each report of the Teller shall be in writing and signed by him or her or by a majority of them if there is more than one. The report of the majority shall be the report of the Tellers.

          1.12   INFORMAL ACTION BY STOCKHOLDERS. An action required or permitted to be taken at a meeting of Stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by all the Stockholders entitled to vote on the subject matter thereof and any other Stockholders entitled to notice of a meeting of Stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consents and waivers are filed with the minutes of proceedings of the Stockholders. Such consents and waivers may be signed by different Stockholders on separate counterparts.

          1.13   VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any Stockholder shall demand that voting be by ballot.

ARTICLE II

DIRECTORS

          2.01   GENERAL POWERS. The business and affairs of the Corporation shall be managed by its Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors, except as conferred on or reserved to the Stockholders by statute, the Charter or these Bylaws.

          2.02   OUTSIDE ACTIVITIES. The Board of Directors and its members are required to spend only such time managing the business and affairs of the Corporation as is necessary to carry out their duties in accordance with Section 2-405.1 of the Maryland General Corporation Law, as amended from time to time (the "MGCL"). Any interest (including any interest as defined in Section 2-419(a) of the MGCL) that a Director has in any investment opportunity presented to the Corporation must be disclosed by such Director to the Board of Directors (and, if voting thereon, to the Stockholders or to any committee of the Board of Directors) within ten (10) days after the later of the date upon which such Director becomes aware of such interest or the date upon which such Director becomes aware that the Corporation is considering such investment opportunity. If such interest comes to the interested Director's attention after a vote to take such investment opportunity, the voting body shall be notified of such interest and shall reconsider such investment opportunity if not already consummated or implemented.

          2.03   NUMBER, TENURE AND QUALIFICATION. The number of Directors of the Corporation shall be that number set forth in the Charter or such other number as may be designated from time to time by resolution of a majority of the entire Board of Directors; provided, however, that the number of Directors shall never be more than thirteen (13) nor less than the number required by Section 2-402 of the MGCL, and further provided that the tenure of office of a Director shall not be affected by any decrease in the number of Directors. Each Director shall serve for the term set forth in the Charter and until his or her successor is elected and qualified.

          2.04   NOMINATION OF DIRECTORS.

           (a)   Nominations of candidates for election as Directors of the Corporation at any annual meeting of Stockholders may be made (i) by, or at the direction of, a majority of the Board of Directors or (ii) by any holder of record (both as of the time notice of such nomination is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation's capital stock entitled to vote at such meeting who complies with the procedures set forth in this Section 2.04. Any Stockholder who seeks to make such a nomination, or his representative, must be present in person at the annual meeting. Only persons nominated in accordance with the procedures set forth in this Section 2.04 shall be eligible for election as Directors at an annual meeting of Stockholders.

           (b)   Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 2.04. For the first annual meeting of the Corporation following the initial public offering of common stock of the Corporation, notice shall be timely if delivered to, or mailed and received at, the principal executive office of the Corporation not later than the close of business on the twentieth (20th) calendar day (or if that day is not a business day for the Corporation, the next business day) following the date on which notice of the first annual meeting is mailed or otherwise transmitted to Stockholders. For all subsequent annual meetings of the Corporation, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the Corporation (i) not fewer than seventy-five (75) days nor more than one hundred eighty (180) days prior to the Anniversary Date or (ii) in the event that the annual meeting of Stockholders is called for a date more than seven (7) calendar days prior to the Anniversary Date, not later than the close of business on (A) the twentieth (20th) calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of (1) the date on which notice of the date of such meeting was mailed to Stockholders, or (2) the date on which the date of such meeting was publicly disclosed, or (B) if such date of notice or public disclosure occurs more than seventy-five (75) calendar days prior to the scheduled date of such meeting, then the later of (1) the twentieth (20th) calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (2) the seventy-fifth (75th) calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day).

           (c)   A Stockholder's notice of nomination shall set forth as to each person the Stockholder proposes to nominate for election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person for the past five (5) years; (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by such person on the date of such notice; (iv) such nominee's written consent to be named in the proxy statement as a nominee and to serve as a Director if elected, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as may be deemed necessary or desirable by the Corporation's counsel, in the exercise of his or her discretion. Notice by a Stockholder shall, in addition to the above-referenced information, set forth as to the Stockholder giving the notice (A) the name and address, as they appear on the Corporation's stock transfer books, of such Stockholder and of the beneficial owners (if any) of the stock registered in such Stockholder's name; (B) the name and address of other Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder's notice; (C) the class and number of shares of the Corporation's capital stock which are beneficially owned by such Stockholder and such beneficial owners (if any) on the date of such Stockholder notice; and (D) the class and number of shares of the Corporation's capital stock which are beneficially owned by any other Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder notice. At the request of the Board of Directors, any person nominated by or at the direction of the Board of Directors for election as a Director at an annual meeting shall furnish to the Secretary of the Corporation that information which would be required to be set forth in a Stockholder's notice of nomination of such nominee.

           (d)   No person shall be elected by the Stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.04. If the Board of Directors, or a designated committee thereof, determines that a nomination made by any Stockholder was not timely made in accordance with the terms of this Section, such nomination shall not be considered at the annual meeting in question. If the Board of Directors, or a designated committee thereof, determines that the information provided in a Stockholder's notice does not satisfy the informational requirements of this Section 2.04 in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five (5) days from the date such deficiency notice is given to such Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by such Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 2.04 in any material respect, such nomination shall not be considered at the annual meeting in question.

           (e)   Notwithstanding the procedures set forth in the preceding paragraph, if neither the Board of Directors nor a designated committee thereof makes a determination as to the validity of any nominations by any Stockholder as set forth above, the presiding officer of the Stockholders' meeting shall determine and declare at the Stockholders' meeting whether a nomination was made in accordance with the terms of this Section 2.04. If the presiding officer determines that a nomination was not made in accordance with the terms of this Section 2.04, such nomination shall be disregarded and the Board of Directors shall make all Director nominations on behalf of the Corporation.

          2.05   ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors may be held immediately after and at the same place as the annual meeting of Stockholders, or at such other time and place, either within or without the State of Maryland, as is selected by resolution of the Board of Directors, and no notice other than this Bylaw or such resolution shall be necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolutions.

          2.06   SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

          2.07   NOTICE. Notice of any special meeting to be provided herein shall be given, in accordance with Article VIII, by written notice delivered personally, telegraphed or telecopied to each Director at his or her business or residence at least twenty-four (24) hours, or by mail at least five (5) days, prior to the meeting. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be specified in the notice, unless specifically required by statute, the Charter or these Bylaws.

          2.08   QUORUM. A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

          2.09   VOTING. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute, the Charter or these Bylaws; provided, however, that no act relating to any "interested director transaction" as defined in Section 2-419 of the MGCL shall be the act of the Board of Directors unless such act has been approved by a majority of the Board of Directors and a majority of the "disinterested" Directors, as defined in Section 2-419 of the MGCL (a "Disinterested Director").

          2.10   CONDUCT OF MEETINGS. All meetings of the Board of Directors shall be called to order and presided over by the Chairman of the Board, or in the absence of the Chairman of the Board, by the President (if a member of the Board of Directors) or, in the absence of the Chairman of the Board and the President, by a member of the Board of Directors selected by the members present. The Secretary of the Corporation, or in the absence of the Secretary, any Assistant Secretary, shall act as secretary at all meetings of the Board of Directors, and in the absence of the Secretary and Assistant Secretaries, the presiding officer of the meeting shall designate any person to act as secretary of the meeting. Members of the Board of Directors may participate in meetings of the Board of Directors by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws.

          2.11   RESIGNATIONS. Any Director may resign from the Board of Directors or any committee thereof at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt of notice of such resignation by the President or the Secretary.

          2.12   REMOVAL OF DIRECTORS. The Stockholders may, at any time, remove any Director, but only for cause and only at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than two-thirds of the Stock then outstanding entitled to vote in the election of Directors, and may elect a successor to fill any resulting vacancy for the balance of the term of the removed Director; provided, however, that in the case of any Directors elected solely by holders of a series of preferred stock, such Directors may be removed, with cause, only by the affirmative vote of two-thirds of the Stock of that series then outstanding and entitled to vote in the election of Directors, voting together as a single class.

          2.13   VACANCIES. The Stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a Director. Furthermore, any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors may be filled by a majority vote of the remaining Directors, although such majority is less than a quorum. Any vacancy occurring in the Board of Directors by reason of an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. A Director elected by the Board of Directors or the Stockholders to fill a vacancy shall hold office until the next annual meeting of the Stockholders and until his or her successor is elected and qualified.

          2.14   INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by all of the Directors and such written consent is filed with the minutes of the Board of Directors. Consents may be signed by different Directors on separate counterparts.

          2.1   COMPENSATION. An annual fee for services and payment for expenses of attendance at each meeting of the Board of Directors, or of any committee thereof, may be allowed to any Director by resolution of the Board of Directors.

ARTICLE III

COMMITTEES

          3.01   NUMBER, TENURE AND QUALIFICATION. The Board of Directors may appoint from among its members an executive committee and other committees, composed of two or more Directors, to serve at the pleasure of the Board of Directors. If any committee may take or authorize any act as to any matter in which any Director who is not a Disinterested Director has or may have any interest, a majority of the members of such committee shall be Disinterested Directors, except that any such committee consisting of only two Directors may have on Disinterested Director and one Director who is not a Disinterested Director.

          3.02   DELEGATION OF POWER. The Board of Directors may delegate to these committees in the intervals between meetings of the Board of Directors any of the powers of the Board of Directors to manage the business and affairs of the Corporation, except those powers which the Board of Directors is specifically prohibited from delegating pursuant to Section 2-411 of the MGCL.

          3.03   QUORUM AND VOTING. A majority of the members of any committee shall constitute a quorum for the transaction of business by such committee, and the act of a majority of the quorum shall constitute the act of the committee, except that no act relating to any matter in which any Director who is not a Disinterested Director has any interest shall be the act of any committee unless a majority of the Disinterested Directors on the committee vote for such act.

          3.04   CONDUCT OF MEETINGS. Each committee shall designate a presiding officer of such committee, and if not present at a particular meeting, the committee shall select a presiding officer for such meeting. Members of any committee may participate in meetings of such committee by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws. Each committee shall keep minutes of its meetings, and report the results of any proceedings at the next succeeding annual or regular meeting of the Board of Directors.

          3.05   INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of proceedings of such committee. Consents may be signed by different members on separate counterparts.

ARTICLE IV

OFFICERS

          4.01   TITLES AND ELECTION. The Corporation shall have a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as the Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may from time to time elect. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of Stockholders. If the election of officers shall not take place at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is duly elected and qualified or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices, except President and Vice President, may be held by the same person. Election or appointment of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

          4.02   REMOVAL. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The fact that a person is elected to an office, whether or not for a specified term, shall not by itself constitute any undertaking or evidence of any employment obligation of the Corporation to that person.

          4.04   VACANCIES. A vacancy in any office may be filled by the Board of Directors for the unexpired portion of the term.

          4.05   CHAIRMAN OF THE BOARD. The Chairman of the Board shall be a Director and shall preside over the meetings of the Stockholders and the Board of Directors. The Chairman of the Board shall perform such other duties as may be assigned to him by the Board of Directors. The Chairman of the Board may sign and execute any deed, mortgage, bond, contract, or other obligation or instrument on behalf of the Corporation, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by the Charter, these Bylaws or otherwise to another officer or agent of the Corporation.

          4.06   PRESIDENT. Unless the Board of Directors shall otherwise determine, the President shall be the Chief Executive Officer of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation. In the absence of the Chairman of the Board, the President shall preside at all meetings of the Stockholders and of the Board of Directors (if a member of the Board of Directors). The President may execute any deed, mortgage, bond, contract or other obligation or instrument on behalf of the Corporation, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by the Charter, these Bylaws or otherwise to some other officer or agent of the Corporation. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

          4.07   VICE PRESIDENTS. The Board of Directors may appoint one or more Vice Presidents. In the absence of the President or in the event of a vacancy in such office, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all of the restrictions upon the President. Every Vice President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors. The Board of Directors may designate one or more Vice Presidents as Senior Vice Presidents or as Vice Presidents for particular areas of responsibility.

          4.08   SECRETARY. The Secretary shall (i) keep the minutes of the proceedings of the Stockholders and Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the records of the Corporation; (iv) unless a transfer agent is appointed, keep a register of the post office address of each Stockholder which shall be furnished to the Secretary by such Stockholder and have general charge of the stock ledger of the Corporation; (v) when authorized by the Board of Directors or the President, attest to or witness all documents requiring the same; (vi) perform all duties as from time to time may be assigned to him by the President or by the Board of Directors; and (vii) perform all of the duties generally incident to the office of secretary of a corporation.

          4.09   TREASURER. The Treasurer shall have the custody of the Corporation's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation. The Board of Directors may engage a custodian to perform some or all of the duties of the Treasurer, and if a custodian is so engaged then the Treasurer shall be relieved of the responsibilities set forth herein to the extent delegated to such custodian and, unless the Board of Directors otherwise determines, shall have general supervision over the activities of such custodian. The custodian shall not be an officer of the Corporation.

          4.10   ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may appoint one or more Assistant Secretaries or Assistant Treasurers. The Assistant Secretaries, only if they are employees of the Corporation, and Assistant Treasurers (i) shall have the power to perform and shall perform all the duties of the Secretary and the Treasurer, respectively, in such respective officer's absence and (ii) shall perform such duties as shall be assigned to him by the Secretary or Treasurer, respectively, or by the President or the Board of Directors, or any such designated committee or officer. If an Assistant Secretary is not an employee of the Corporation, such Assistant Secretary shall be deemed not to be an officer of the Corporation and, in the Secretary's absence, shall have the power to (i) keep the minutes of the proceedings of the Stockholders and Board of Directors or committees of the Board of Directors in one or more books provided for that purpose; and (ii) when authorized by the Board of Directors or the President or any Vice President of the Corporation, attest to or witness all documents requiring the same.

          4.11   SUBORDINATE OFFICERS. The Corporation shall have such subordinate officers as the Board of Directors, or any committee or officer appointed by the Board of Directors for such purpose, may from time to time elect. Each such officer shall hold office for such period and perform such duties as the Board of Directors, the President or any designated committee or officer may prescribe.

          4.12   COMPENSATION. The salaries and other compensation and remuneration, of any kind, if any, of the officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such compensation, if any, by reason of the fact that he is also a Director of the Corporation. The Board of Directors may authorize any committee or officer, upon whom the power of appointing assistant and subordinate officers may have been conferred, to fix the compensation and remuneration of such assistant and subordinate officers.

ARTICLE V

SHARES OF STOCK

          5.01   NO CERTIFICATES FOR STOCK. Unless the Board of Directors authorizes the issuance of certificates pursuant to Section 5.02, none of the Stock shall be represented by certificates.

          5.02   ELECTION TO ISSUE CERTIFICATES. The Board of Directors may authorize the issuance of certificates representing some or all of the Shares of any or all of the classes or series of Stock. If the Board of Directors so authorizes certificates, such certificates shall be of such form, not inconsistent with the Charter, as shall be approved by the Board of Directors. All certificates, if issued, shall be signed by the Chairman of the Board, the President, or a Vice President and countersigned by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any signature or countersignature may be either a manual or facsimile signature. All certificates, if issued, for each class of Stock shall be consecutively numbered. Each certificate representing shares of Stock which are restricted as to their transferability or voting powers, which are preferred or limited as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Corporation may set forth on the face or back of the certificate a statement that the Corporation will furnish to any Stockholder, upon request and without charge, a full statement of such information.

          5.03   STOCK LEDGER. The Corporation shall maintain at its principal executive office, at the office of its counsel, accountants or transfer agent or at such other place designated by the Board of Directors an original or duplicate stock ledger containing the names and addresses of all the Stockholders and the number of shares of each class of Stock held by each Stockholder. The stock ledger shall be maintained pursuant to a system that the Corporation shall adopt allowing for the issuance, recordation and transfer of its Stock by electronic or other means that can be readily converted into written form for visual inspection and not involving any issuance of certificates. Such system shall include provisions for notice to acquirors of Stock (whether upon issuance or transfer of Stock) in accordance with Sections 2-210 and 2-211 of the MGCL, and Section 8-408 of the Commercial Law Article of the State of Maryland. The Corporation shall be entitled to treat the holder of record of any Share or Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland. Until a transfer is duly effected on the stock ledger, the Corporation shall not be affected by any notice of such transfer, either actual or constructive. Nothing herein shall impose upon the Corporation, the Board of Directors or officers or their agents and representatives a duty or limit their rights to inquire as to the actual ownership of Shares.

          5.04   RECORDING TRANSFERS OF STOCK. If transferred in accordance with any restrictions on transfer contained in the Charter, these Bylaws or otherwise, Shares shall be recorded as transferred in the Stock Ledger upon provision to the Corporation or the transfer agent of the Corporation of an executed stock power duly guaranteed and any other documents reasonably requested by the Corporation, and the surrender of the certificate or certificates, if any, representing such Shares. Upon receipt of such documents, the Corporation shall issue the statements required by Sections 2-210 and 2-211 of the MGCL and Section 8-408 of the Commercial Law Article of the State of Maryland, issue as needed a new certificate or certificates (if the transferred Shares were certificated) to the persons entitled thereto, cancel any old certificates and record the transaction upon its books.

          5.05   LOST CERTIFICATE. The Board of Directors may direct a new certificate to be issued in the place of any certificate theretofore issued by the Corporation alleged to have been stolen, lost or destroyed upon the making of an affidavit of that fact by the persons claiming the certificate of Stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or his legal representative to advertise the same in such manner as it shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.

          5.06   CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

                    5.06.1 The Board of Directors may fix, in advance, a date as the record date for the purpose of determining Stockholders entitled to notice of, or to vote at, any meeting of Stockholders, or Stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of Stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days, and in case of a meeting of Stockholders not less than ten (10) days, prior to the date on which the meeting or particular action requiring such determination of Stockholders is to be held or taken.

                    5.06.2 In lieu of fixing a record date, the stock transfer books may be closed by the Board of Directors in accordance with Section 2-511 of the MGCL for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders.

                    5.06.3 If no record date is fixed and the stock transfer books are not closed for the determination of Stockholders, (a) the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the thirtieth (30th) day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the date on which the resolution of the Board of Directors, declaring the dividend or allotment or rights, is adopted.

                    5.06.4 When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired. But the payment or allotment may not be made more than sixty (60) days after the date on which the resolution is adopted.

ARTICLE VI

DIVIDENDS AND DISTRIBUTIONS

          6.01   DECLARATION. Dividends and other distributions upon the Stock may be declared by the Board of Directors as set forth in the applicable provisions of the Charter and any applicable law, at any meeting, limited only to the extent of Section 2-311 of the MGCL. Dividends and other distributions upon the Stock may be paid in cash, property or Stock of the Corporation, subject to the provisions of law and of the Charter.

          6.02   CONTINGENCIES. Before payment of any dividends or other distributions upon the Stock, there may be set aside (but there is no duty to set aside) out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VII

INDEMNIFICATION

          7.01   INDEMNIFICATION TO THE EXTENT PERMITTED BY LAW. Unless the Board of Directors otherwise determines prospectively in the case of any one or more specified individuals, the Corporation shall indemnify, to the full extent permitted by the MGCL, any person who is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise (an "Indemnified Person"), including the advancement of expenses under procedures provided under such law; provided, however, that no indemnification shall be provided for expenses relating to any willful or grossly negligent failure to make disclosures required by the next to last sentence of Sections 2.02 hereof as applied to Directors and officers respectively. The provisions of this Section 7.01 shall constitute a contract with each Indemnified Person who serves at any time while these provisions are in effect any may be modified adversely only with the consent of affected Indemnified Persons and each such Indemnified Person shall be deemed to be serving as such in reliance on these provisions.

          7.02   INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any Indemnified Person against any liability, whether or not the Corporation would have the power to indemnify him or her against such liability.

          7.03   NON-EXCLUSIVE RIGHTS TO INDEMNIFY; HEIRS AND PERSONAL REPRESENTATIVES. The rights to indemnification set forth in this Article VII are in addition to all rights which any Indemnified Person may be entitled as a matter of law, and shall inure to the benefit of the heirs and personal representatives of each Indemnified Person. The Corporation shall indemnify any Indemnified Person's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children to the same extent and subject to the same limitations applicable to any Indemnified Person hereunder for claims arising out of the status of such person as a spouse or child of such Indemnified Person, including claims seeking damages from marital property (including community property) or property held by such Indemnified Person and such spouse or property transferred to such spouse or child.

          7.04   NO LIMITATION. In addition to any indemnification permitted by these Bylaws, the Board of Directors shall, in its sole discretion, have the power to grant such indemnification as it deems in the interest of the Corporation to the full extent permitted by law. This Article shall not limit the Corporation's power to indemnify against liabilities other than those arising from a person's serving the Corporation as a Director or officer.

ARTICLE VIII

NOTICES

          8.01   NOTICES. Whenever notice is required to be given pursuant to these Bylaws, it shall be construed to mean either written notice personally served against written receipt, or notice in writing transmitted by mail, by depositing the same in a post office or letter box, in a post-paid sealed wrapper, addressed, if to the Corporation, Sovran Self Storage, Inc., 5166 Main Street, Williamsville, New York 14221 (or any subsequent address selected by the Board of Directors), attention President, or if to a Stockholder, Director or officer, at the address of such person as it appears on the books of the Corporation or in default of any other address at the general post office situated in the city or county of his or her residence. Unless otherwise specified, notice sent by mail shall be deemed to be given at the time mailed.

          8.02   SECRETARY TO GIVE NOTICE. All notices required by law or these Bylaws to be given by the Corporation shall be given by the Secretary or any other officer of the Corporation designated by the President. If the Secretary and Assistant Secretary are absent or refuse or neglect to act, the notice may be given by any person directed to do so by the President or, with respect to any meeting called pursuant to these Bylaws upon the request of any Stockholders or Directors, by any person directed to do so by the Stockholders or Directors upon whose request the meeting is called.

          8.03   WAIVER OF NOTICE. Whenever any notice is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

ARTICLE IX

MISCELLANEOUS

          9.01   BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its Stockholders and Board of Directors meetings and of its executive or other committees when exercising any of the powers or authority of the Board of Directors. The books and records of the Corporation may be in written form or in any other form that can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form, but my be maintained in the form of a reproduction.

          9.02   INSPECTION OF BYLAWS AND CORPORATE RECORDS. These Bylaws, the accounting books and records of the Corporation, the minutes of proceedings of the Stockholders, the Board of Directors and committees thereof, annual statements of affairs and any voting trust agreements on records shall be open to inspection upon written demand delivered to the Corporation by any Stockholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a Stockholder or as the holder of such voting trust certificate, in each case to the extent permitted by the MGCL. Other documents, such as Stockholder lists, shall be made available for inspection by any Stockholder or holder of a voting trust certificate to the extent required by statute.

          9.03   CONTRACTS. The Board of Directors may authorize any officer(s) or agent(s) to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

          9.04   CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officers or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

          9.05   LOANS.

                    9.05.1 Such officers or agents of the Corporation as from time to time have been designated by the Board of Directors shall have authority (i) to effect loans, advances, or other forms of credit at any time or times for the Corporation, from such banks, trust companies, institutions, corporations, firms, or persons, in such amounts and subject to such terms and conditions, as the Board of Directors from time to time has designated; (ii) as security for the repayment of any loans, advances, or other forms of credit so authorized, to assign, transfer, endorse, and deliver, either originally or in addition or substitution, any or all personal property, real property, stocks, bonds, deposits, accounts, documents, bills, accounts receivable, and other commercial paper and evidences of debt or other securities, or any rights or interests at any time held by the Corporation; (iii) in connection with any loans, advances, or other forms of credit so authorized, to make, execute, and deliver one or more notes, mortgages, deeds of trust, financing statements, security agreements, acceptances, or written obligations of the Corporation, on such terms and with such provisions as to the security or sale or disposition of them as those officers or agents deem proper; and (iv) to sell to, or discount or rediscount with, the banks, trust companies, institutions, corporations, firms or persons making those loans, advances, or other forms of credit, any and all commercial paper, bills, accounts receivable, acceptances, and other instruments and evidences of debt at any time held by the Corporation, and, to that end, to endorse, transfer, and deliver the same.

                    9.05.2. From time to time the Corporation shall certify to each bank, trust company, institution, corporation, firm or person so designated, the signatures of the officers or agents so authorized. Each bank, trust company, institution, corporation, firm or person so designated is authorized to rely upon such certification until it has received written notice that the Board of Directors has revoked the authority of those officers or agents.

          9.06   FISCAL YEAR. The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution, and, in the absence of such resolution, the fiscal year shall be the period ending December 31.

          9.07   ANNUAL REPORT. Not later than one hundred twenty (120) days after the close of each fiscal year, the Board of Directors of the Corporation shall cause to be sent to the Stockholders an Annual Report in such form as may be deemed appropriate by the Board of Directors. The Annual Report shall include audited financial statements and shall be accompanied by the report thereon of an independent certified public accountant.

          9.08   INTERIM REPORTS. The Corporation may send interim reports to the Stockholders having such form and content as the Board of Directors deem proper.

          9.09   OTHER REPORTS. Any distributions to Stockholders of income or capital assets shall be accompanied by a written statement disclosing the source of the funds distributed unless at the time of distribution they are accompanied by a written explanation of the relevant circumstances. The statement as to such source shall be sent to the Stockholders not later than sixty (60) days after the close of the fiscal year in which the distributions were made.

          9.10   BYLAWS SEVERABLE. The provisions of these Bylaws are severable, and if any provision shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not contained herein.

          9.11   WAIVER - TITLE 3, SUBTITLE 7 OF THE MARYLAND GENERAL CORPORATION LAW. For the avoidance of doubt, the acquisition of Convertible Preferred Stock and Warrants pursuant to the Securities Purchase Agreement dated as of July 3, 2002, by and among the Corporation, Sovran Acquisition Limited Partnership, The Prudential Insurance Company of America, Teachers Insurance and Annuity Association of America, GEBAM, Inc., and the subsequent conversion or exercise of such securities in accordance with their terms and after giving effect to any anti-dilution adjustments, shall not constitute "control share acquisition" for purposes of Title 3, Subtitle 7 of the Maryland General Corporation Law.

ARTICLE X

AMENDMENT OF BYLAWS

          10.01   BY DIRECTORS. The Board of Directors shall have the power, at any annual or regular meeting, or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws, except that the Board of Directors shall not alter or repeal (i) Section 7.01 without a vote of the Stockholders and the consent of any Indemnified Persons whose rights to indemnification, based on conduct prior to such amendment, would be adversely affected by such proposed alteration or repeal; (ii) this Section 10.01; or (iii) Section 10.02.

          10.02   BY STOCKHOLDERS. The Stockholders, by affirmative vote of a majority of the shares of common stock of the Corporation, shall have the power, at any annual meeting (subject to the requirements of Section 1.03), or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws except that the Stockholders shall not alter or repeal Section 7.01 without the consent of any Indemnified Persons adversely affected by such proposed alteration or repeal.